SA FUNDS – Investment Trust

SA Worldwide Moderate Growth Fund

Supplement dated July 1, 2017 to the
Prospectus dated October 29, 2016

This Supplement amends information in the Prospectus for the SA Worldwide Moderate Growth Fund (the “Fund”) dated October 29, 2016. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

On page 24, the fifth bullet following the heading “Additional Policies for Purchases, Redemptions and Exchanges” is replaced in its entirety with the following:

Redemption proceeds are normally paid in cash; however, subject to the requirements of Rule 18f-1 under the Investment Company Act of 1940, as amended, the SA Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may incur transaction costs to dispose of these securities. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the Statement of Additional Information.

For cash redemptions, the Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may access a line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements), to meet redemption requests.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195